                                                                   Exhibit 10.39

                                 NORDSTROM fsb,
                                   as Seller,

                                       and

                     NORDSTROM CREDIT CARD RECEIVABLES LLC,
                                  as Purchaser

                         RECEIVABLES PURCHASE AGREEMENT
                            Dated as of April 1, 2002
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                                TABLE OF CONTENTS
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                                   ARTICLE ONE

                                   DEFINITIONS

Section 1.01.Definitions....................................................................................     2
Section 1.02.Other Definitional Provisions..................................................................     6



                                   ARTICLE TWO

                     PURCHASE AND CONVEYANCE OF RECEIVABLES

Section 2.01.Purchase.......................................................................................     7
Section 2.02.Additional Accounts............................................................................     8
Section 2.03.Delivery of Documents..........................................................................     9
Section 2.04.Representations and Warranties as to the Security Interest of the Purchaser in the Receivables.    10


                                  ARTICLE THREE

                            CONSIDERATION AND PAYMENT

Section 3.01.Purchase Price.................................................................................    11
Section 3.02.Adjustments to Purchase Price..................................................................    11
Section 3.03.Capital Contribution...........................................................................    11


                                  ARTICLE FOUR

                         REPRESENTATIONS AND WARRANTIES

Section 4.01.Representations and Warranties of the Seller...................................................    12
Section 4.02.Representations and Warranties as to the Agreement and the Receivables.........................    13
Section 4.03.Representations and Warranties of the Purchaser................................................    15


                                  ARTICLE FIVE

                                    COVENANTS

Section 5.01.Covenants of the Seller........................................................................    17
Section 5.02.Covenants of the Seller with Respect to Receivables Purchase Agreements........................    18
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                                       i
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                                   ARTICLE SIX

                              REPURCHASE OBLIGATION

Section 6.01.Reassignment of Ineligible Receivables.........................................................    20
Section 6.02.Reassignment...................................................................................    20


                                  ARTICLE SEVEN

                              CONDITIONS PRECEDENT

Section 7.01.Conditions to the Purchaser's Obligations Regarding Initial Receivables........................    22
Section 7.02.Conditions Precedent to the Seller's Obligations...............................................    22


                                  ARTICLE EIGHT

                          TERM AND PURCHASE TERMINATION

Section 8.01.Term...........................................................................................    24
Section 8.02.Purchase Termination...........................................................................    24


                                  ARTICLE NINE

                            MISCELLANEOUS PROVISIONS

Section 9.01.Amendment......................................................................................    25
Section 9.02.Governing Law..................................................................................    25
Section 9.03.Notices........................................................................................    25
Section 9.04.Severability of Provisions.....................................................................    25
Section 9.05.Merger, Consolidation of, or Assignment of Obligations of Seller...............................    26
Section 9.06.Acknowledgement and Agreement of the Seller....................................................    27
Section 9.07.Further Assurances.............................................................................    27
Section 9.08.No Waiver; Cumulative Remedies.................................................................    27
Section 9.09.Counterparts...................................................................................    27
Section 9.10.Third-Party Beneficiaries......................................................................    28
Section 9.11.Merger and Integration.........................................................................    28
Section 9.12.Effect of Headings and Table of Contents.......................................................    28
Section 9.13.Schedules and Exhibits.........................................................................    28
Section 9.14.Survival of Representations and Warranties.....................................................    28
Section 9.15.Nonpetition Covenant...........................................................................    28

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                                    EXHIBITS

Exhibit A -  Form of Supplemental Conveyance....................................  A-1


                                    SCHEDULES

Schedule I - List of Accounts...................................................  S-1
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                                      iii

                         RECEIVABLES PURCHASE AGREEMENT

         This Receivables Purchase Agreement, dated as of April 1, 2002, is between Nordstrom fsb (the "Bank"), a federal savings bank (the "Seller"), and Nordstrom Credit Card Receivables LLC, a Delaware limited liability company (the "Purchaser").

         WHEREAS, in the regular course of its business, the Seller has originated, and in the future may originate or acquire, certain credit card accounts and the related receivables;

         WHEREAS, the Purchaser desires to purchase, from time to time, certain Receivables; and

         WHEREAS, the Seller desires to sell and assign, from time to time, the Receivables to the Purchaser upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual terms and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE ONE

                                   DEFINITIONS

         Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

         "Account" has the meaning set forth in the Transfer and Servicing Agreement.

         "Account Owner" has the meaning set forth in the Transfer and Servicing Agreement.

         "Addition Cut-Off Date" has the meaning set forth in the Transfer and Servicing Agreement.

         "Addition Date" has the meaning set forth in the Transfer and Servicing Agreement.

         "Addition Notice Date" has the meaning specified in Section 2.02(a).

         "Additional Account" has the meaning set forth in the Transfer and Servicing Agreement.

         "Adverse Effect" has the meaning set forth in the Transfer and Servicing Agreement.

         "Agreement" means this Receivables Purchase Agreement, as amended or supplemented from time to time.

         "Bank" means Nordstrom fsb, a federal savings bank, and its successors.

         "Bankruptcy Code" means Title 11 of the United States Code, as amended.

         "Closing Date" means May 1, 2002.

         "Collection Account" has the meaning set forth in the Indenture.

         "Collections" has the meaning set forth in the Transfer and Servicing Agreement.

         "Conveyance" has the meaning specified in Section 2.01(a).

         "Conveyance Papers" has the meaning specified in Section 4.01(a)(iii).

         "Credit Adjustment" means, with respect to one or more Receivables previously conveyed by the Seller to the Purchaser, an amount equal to the aggregate of (i) the reduction in the principal balance of the related Receivables described in Section 3.02 multiplied by the quotient (expressed as a percentage) of (ii) the Purchase Price for Principal Receivables payable on the related Distribution Date divided by the aggregate of the Principal Receivables transferred to the Purchaser on such Addition Date.

         "Credit Card Agreement" has the meaning set forth in the Transfer and Servicing Agreement.

         "Credit Card Guidelines" has the meaning set forth in the Transfer and Servicing Agreement.

         "Date of Processing" has the meaning set forth in the Transfer and Servicing Agreement.

         "Debtor Relief Laws" means (i) the Bankruptcy Code and (ii) all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, readjustment of debt, marshalling of assets or similar debtor relief laws of the United States, any state or any foreign country from time to time in effect affecting the rights of creditors generally.

         "Determination Date" has the meaning set forth in the related Indenture Supplement.

         "Distribution Date" has the meaning set forth in the related Indenture Supplement.

         "Document Delivery Date" has the meaning set forth in Section 2.03.

         "Eligible Account" has the meaning set forth in the Transfer and Servicing Agreement, except that the word "Seller" shall be substituted for each occurrence of the word "Transferor", the word "Purchaser" shall be substituted for each occurrence of the word "Trust" and all references to the Notes shall be ignored.

         "Eligible Receivable" has the meaning set forth in the Transfer and Servicing Agreement, except that the word "Seller" shall be substituted for each occurrence of the word "Transferor", the word "Purchaser" shall be substituted for each occurrence of the word "Trust" and all references to the Notes shall be ignored.

         "Event of Default" has the meaning set forth in the Indenture.

         "Finance Charge Receivables" has the meaning set forth in the Transfer and Servicing Agreement.

         "Governmental Authority" has the meaning set forth in the Transfer and Servicing Agreement.

         "Indenture" means the Master Indenture, as supplemented by the related Indenture Supplement, as the same may be amended, supplemented or modified from time to time.

         "Indenture Supplement" means the indenture supplement pursuant to which a Series is issued.

         "Indenture Trustee" means Wells Fargo Bank Minnesota, National Association, as trustee under the Indenture, and its successors.

         "Ineligible Receivables" has the meaning set forth in the Transfer and Servicing Agreement.

         "Initial Account" has the meaning set forth in the Transfer and Servicing Agreement.

         "Initial Cut-Off Date" means the close of business on February 28, 2002.

         "Insolvency Event" has the meaning set forth in the Transfer and Servicing Agreement.

         "Interchange" has the meaning set forth in the Transfer and Servicing Agreement.

         "Lien" has the meaning set forth in the Transfer and Servicing
Agreement.

         "Master Indenture" means the master indenture, dated as of April 1, 2002, between the Trust, as Issuer, and the Indenture Trustee, as acknowledged and agreed by the Transferor and the Servicer, as the same may be amended, supplemented or otherwise modified from time to time.

         "Monthly Period" has the meaning set forth in the related Indenture Supplement.

         "Noteholder" has the meaning set forth in the Transfer and Servicing Agreement.

         "Obligor" has the meaning set forth in the Transfer and Servicing Agreement.

         "Offered Notes" has the meaning set forth in the related Indenture.

         "Owner Trustee" means Wilmington Trust Company, as trustee under the Trust Agreement, and its successors.

         "Pay Out Event" has the meaning set forth in the related Indenture.

         "Periodic Rate Finance Charges" has the meaning set forth in the Credit Card Agreement applicable to each Account for finance charges (due to periodic rate) or any similar term.

         "Principal Receivables" has the meaning set forth in the Transfer and Servicing Agreement.

         "Purchase Price" means, with respect to (i) Receivables transferred to the Purchaser on the Closing Date, an amount equal $254,490,213, which amount includes $199,388,450 from the net cash proceeds from the private placement by the Purchaser of the Offered Notes and $55,101,763 from the capital contribution from the Seller to the Purchaser made pursuant to Section 3.03, and (ii) Receivables transferred to the Purchaser after the Closing Date, an amount equal to 100% of the aggregate balance of Principal Receivables in the related Accounts as of the Addition Cut-Off Date or an amount determined to be the fair market value of such Receivables and the related Purchased Assets.

         "Purchased Assets" has the meaning set forth in Section 2.01.

         "Purchaser" means Nordstrom Credit Card Receivables LLC, in its capacity as purchaser of the Receivables under this Agreement, and its successors.

         "Rating Agency" has the meaning set forth in the related Indenture.

         "Rating Agency Condition" has the meaning set forth in the related Indenture.

         "Receivables" means all amounts shown on the Bank's records as amounts payable by Obligors on any Account from time to time including amounts payable for Principal Receivables and Finance Charge Receivables.

         "Receivables Purchase Agreement" means (i) this Agreement or (ii) any receivables purchase agreement entered into between the Transferor and an Account Owner, as the same may be amended, supplemented or otherwise modified from time to time.

         "Removed Accounts" has the meaning set forth in the Transfer and Servicing Agreement.

         "Requirements of Law" has the meaning set forth in the Transfer and Servicing Agreement.

         "Securities" means any one of the Notes (as such term is defined in the Indenture) or the Certificates (as such term is defined in the Trust Agreement).

         "Seller" means Nordstrom fsb, in its capacity as seller of the Receivables under this Agreement, and its successors.

         "Series" has the meaning set forth in the Indenture.

         "Servicer" means Nordstrom fsb, in its capacity as servicer under the Transfer and Servicing Agreement, and its successors.

         "Supplemental Accounts" has the meaning set forth the Transfer and Servicing Agreement.

         "Supplemental Conveyance" has the meaning set forth in Section 2.03.

         "Tax Opinion" has the meaning set forth in the Indenture.

         "Transfer Date" has the meaning set forth in the Indenture.

         "Transfer and Servicing Agreement" means the transfer and servicing agreement, dated as of April 1, 2002, among the Bank, the Purchaser and the Trust, as amended or supplemented from time to time.

         "Transferor" means Nordstrom Credit Card Receivables LLC, in its capacity as Transferor under the Transfer and Servicing Agreement, and its successors.

         "Trust" means the Nordstrom Credit Card Master Note Trust.

         "Trust Agreement" means the trust agreement, dated as of April 1, 2002, between the Purchaser, as Transferor, and the Owner Trustee, as amended or supplemented from time to time.

         "UCC" means the Uniform Commercial Code, as amended from time to time, as in effect in the applicable jurisdiction.

         Section 1.02. Other Definitional Provisions.

         (a) Except as otherwise specified herein or as the context may otherwise require, for all purposes of this Agreement, capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Transfer and Servicing Agreement, the Trust Agreement or the Indenture, as the case may be.

         (b) For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular,
(ii) references to this Agreement include all Exhibits hereto, (iii) references to words such as "herein", "hereof" and the like shall refer to this Agreement as a whole and not to any particular part, Article or Section within this Agreement, (iv) references to an Article or Section such as "Article One" or "Section 1.01" and the like shall refer to the applicable Article or Section of this Agreement, (v) the term "include" and all variations thereof shall mean "include without limitation", (vi) the term "or" shall include "and/or" and
(vii) the term "proceeds" shall have the meaning ascribed to such term in the UCC.

         (c) All determinations of the principal or finance charge balance of Receivables, and of any collections thereof, shall be made in accordance with the Transfer and Servicing Agreement and the Indenture.

                                  ARTICLE TWO

                     PURCHASE AND CONVEYANCE OF RECEIVABLES

         Section 2.01. Purchase.

         (a) The Seller hereby sells, transfers, assigns, sets over and otherwise conveys to the Purchaser (collectively, the "Conveyance"), without recourse except as provided herein, all its right, title and interest in, to and under (i) the Receivables existing at the close of business on the Initial Cut-Off Date, in the case of Receivables arising in the Initial Accounts, and on each Addition Cut-Off Date, in the case of Receivables arising in the Additional Accounts, and in each case thereafter created from time to time until the termination of this Agreement pursuant to Article Eight, (ii) Collections and all Interchange and Recoveries allocable to the Purchaser as provided herein and all monies due or to become due and all amounts received or receivable with respect thereto (including proceeds of the reassignment of the Receivables to the Seller pursuant to Sections 6.01(b) and 6.02), (iii) the rights of the Seller in the Receivables Purchase Agreements, (iv) all Insurance Proceeds relating to the Receivables, (v) all money, accounts, general intangibles, chattel paper, instruments, documents, goods, investment property, deposit accounts, certificates of deposit, letters of credit and advices of credit consisting of, arising from, or related to the foregoing, (vi) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and (vii) any and all proceeds of the foregoing (collectively, the "Purchased Assets").

         (b) In connection with such Conveyance, the Seller agrees (i) to record and file, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables existing as of the Initial Cut-Off Date and thereafter created in the Initial Accounts, and existing as of the Addition Cut-Off Date and thereafter created in the Additional Accounts, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the first priority nature of the Purchaser's interest in the Receivables and other Purchased Assets, and maintain perfection of, the Conveyance of such Receivables and other Purchased Assets from the Seller to the Purchaser, (ii) that such financing statements shall name the Seller, as seller, and the Purchaser, as purchaser, of the Receivables and other Purchased Assets and (iii) to deliver a file-stamped copy of such financing statements or other evidence of such filings to the Purchaser as soon as is practicable after filing.

         (c) In connection with such Conveyance, the Seller further agrees that it will, at its own expense, (i) on or prior to (A) the Closing Date, in the case of Initial Accounts, (B) the applicable Addition Date, in the case of Additional Accounts, and (C) the applicable Removal Date, in the case of Removed Accounts, indicate in its computer files that, in the case of the Initial Accounts or the Additional Accounts, Receivables created in connection with such Accounts have been conveyed to the Purchaser in accordance with this Agreement and have been conveyed by the Purchaser to the Trust pursuant to the Transfer and Servicing Agreement and have been pledged by the Trust to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders by indicating in such computer files the transfer of the Receivables to the Purchaser, or in the case of a Removed Account related to the Receivables, that such Receivables have been reassigned to the Purchaser and (ii) on or prior to
(A) the Closing Date, in the case of
the Initial Accounts, (B) the applicable Addition Date, in the case of designation of Supplemental Accounts and (C) the applicable Removal Date, in the case of Removed Accounts, and (iii) to deliver to the Purchaser a computer file or microfiche list containing a true and complete list of all such Accounts specifying for each such Account, as of the Initial Cut-Off Date, in the case of the Initial Accounts, the applicable Addition Cut-Off Date, in the case of Supplemental Accounts and the applicable Removal Date, in the case of Removed Accounts, (1) its account number, (2) the aggregate amount outstanding in such Account and (3) the aggregate amount of Principal Receivables in such Account. Each such computer file or microfiche list, as supplemented from time to time to reflect Additional Accounts or Removed Accounts, shall be marked as Schedule 1 to this Agreement, shall be delivered to the Purchaser and is hereby incorporated into and made a part of this Agreement. The Seller further agrees not to alter the computer code referenced in clause (i) of this paragraph with respect to any Account during the term of this Agreement unless and until such Account becomes a Removed Account.

         (d) The parties hereto intend that the conveyance of the Seller's right, title and interest in and to the Purchased Assets shall constitute an absolute sale, conveying good title free and clear of any Liens or rights of others from the Seller to the Purchaser. It is the intention of the parties hereto that the arrangements with respect to the Purchased Assets shall constitute a purchase and sale of such Purchased Assets and not a loan. In the event, however, that it were to be determined that the transactions evidenced hereby constitute a loan and not a purchase and sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that the Seller shall be deemed to have granted and does hereby grant to the Purchaser a first priority perfected security interest, in all of the Seller's right, title and interest, whether owned on the Initial Cut-Off Date or thereafter acquired, in, to and under the Purchased Assets and all money, accounts, payment intangibles, chattel paper, instruments, documents, goods, investment property, deposit accounts, certificates of deposit, letters of credit and advices of credit consisting of, arising from or related to the Purchased Assets and all proceeds thereof to secure the obligations of the Seller hereunder.

         Section 2.02. Additional Accounts.

         (a) If the Purchaser becomes obligated to designate Supplemental Accounts pursuant to Section 2.09(a)(i) of the Transfer and Servicing Agreement, then the Purchaser may, at its option, give the Seller written notice thereof on or before the tenth Business Day (the "Addition Notice Date") prior to the Addition Date therefor, and upon receipt of such notice the Seller shall on or before the Addition Date, designate sufficient Eligible Accounts to be included as Supplemental Accounts so that after the inclusion thereof the Purchaser will be in compliance with the requirements of Section 2.09(a)(i) of the Transfer and Servicing Agreement. Additionally, subject to Sections 2.09(b) and (c) of the Transfer and Servicing Agreement and Section 2.02(b), from time to time Eligible Accounts may be designated to be included as Supplemental Accounts, upon the mutual agreement of the Purchaser and the Seller. In either event, the Seller shall have sole responsibility for selecting such Supplemental Accounts.

         (b) On the Addition Date with respect to any designation by the Seller of Eligible Accounts to be Supplemental Accounts pursuant to Section 2.02(a), the Purchaser shall purchase the Seller's right, title and interest in, to and under the Receivables in such Supplemental

Accounts (and such Receivables shall be deemed to be Receivables) and the related Purchased Assets, subject to the satisfaction of the following conditions on such Addition Date:

                  (i) all such Supplemental Accounts shall be Eligible Accounts;

                  (ii) the Seller shall have delivered to the Purchaser copies of UCC-1 financing statements covering such Supplemental Accounts, if necessary to perfect the Purchaser's interest in the Receivables arising therein;

                  (iii) to the extent required of the Purchaser by Section 2.09(c) of the Transfer and Servicing Agreement, the Seller shall have transferred to the Servicer for deposit in the Collection Account all Collections with respect to such Supplemental Accounts since the Addition Cut-Off Date;

                  (iv) as of each of the Addition Cut-Off Date and the Addition Date, no Insolvency Event with respect to the Seller shall have occurred nor shall the transfer of the Receivables arising in the Supplemental Accounts to the Purchaser have been made in contemplation of the occurrence thereof;

                  (v) the Rating Agency Condition shall have been satisfied with respect to such Additional Account;

                  (vi) the Seller shall have delivered to the Purchaser an Officer's Certificate, dated the Addition Date, confirming, to the extent applicable, the items set forth in clauses (i) through (v) above; and

                  (vii) the transfer of the Receivables arising in the Supplemental Accounts to the Purchaser will not result in an Adverse Effect and, in the case of such Supplemental Accounts, the Seller shall have delivered to the Purchaser an Officer's Certificate, dated the related Addition Date, stating that the Seller reasonably believes that the transfer of the Receivables arising in such Supplemental Accounts to the Purchaser will not have an Adverse Effect.

         (c) In addition to designating Additional Accounts pursuant to Section 2.02(a), the Seller may, subject to the satisfaction by the Purchaser of the conditions relating to the designation by the Purchaser of Accounts to the Trust set forth in Section 2.09(a)(iii) of the Transfer and Servicing Agreement, automatically convey newly originated Eligible Accounts to the Purchaser upon their establishment.

         Section 2.03. Delivery of Documents. In the case of the designation of Supplemental Accounts, the Seller shall deliver to the Purchaser (i) the computer file or microfiche list required to be delivered pursuant to Section 2.01(c) with respect to such Supplemental Accounts on the date such file or list is required to be delivered pursuant to Section 2.01(c) (the "Document Delivery Date") and (ii) a duly executed, written assignment (including an acceptance by the Purchaser), substantially in the form of Exhibit A (the "Supplemental Conveyance"), on the Document Delivery Date.

         Section 2.04. Representations and Warranties as to the Security Interest of the Purchaser in the Receivables. The Seller makes the following representations and warranties to the Purchaser. The representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date. Such representations and warranties shall survive the sale, transfer and assignment of the Receivables to the Transferor and the Trust, the pledge thereof to the Indenture Trustee and the termination of this Agreement and shall not be waived by any party hereto unless the Rating Agency Condition is satisfied.

                  (a) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables in favor of the Purchaser, which security interest is prior to all other Liens other than the Lien of each of the Indenture and the Trust, and is enforceable as such as against creditors of and purchasers from the Seller.

                  (b) The Receivables constitute "accounts" within the meaning of the applicable UCC.

                  (c) The Seller owns and has good and marketable title to the Receivables free and clear of any Lien, claim or encumbrance of any Person.

                  (d) The Seller has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Receivables granted to the Purchaser hereunder.

                  (e) Other than the security interest granted to the Purchaser pursuant to this Agreement, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Purchaser hereunder or that has been terminated. The Seller is not aware of any judgment or tax lien filings against the Seller.

                                 ARTICLE THREE

                            CONSIDERATION AND PAYMENT

         Section 3.01. Purchase Price. The Purchase Price for Receivables relating to (i) Initial Accounts as of the Initial Cut-Off Date and the related Purchased Assets conveyed to the Purchaser under this Agreement shall be payable on the Closing Date and (ii) Initial Accounts, Additional Accounts and the related Purchased Assets to be conveyed after the Closing Date to the Purchaser under this Agreement, shall be payable in cash on the Distribution Date following the Monthly Period in which such Receivables and the related Purchased Assets are conveyed by the Seller to the Purchaser.

         Section 3.02. Adjustments to Purchase Price. The Purchase Price shall be adjusted on each Distribution Date by an amount equal to the Credit Adjustment with respect to any one or more Receivables previously conveyed to the Purchaser by the Seller which have since been reduced by the Seller or the Servicer because of a rebate, refund, unauthorized charge or billing error to an Obligor because such Receivable was created in respect of merchandise which was refused or returned by an Obligor or due to the occurrence of any other event referred to in Section 3.09 of the Transfer and Servicing Agreement. In the event that the Credit Adjustment pursuant to this Section causes the Purchase Price to be a negative number, the Seller agrees that, not later than 1:00 p.m., New York City time, on such Distribution Date, the Seller shall pay or cause to be paid to the Purchaser an amount equal to the amount by which the Credit Adjustment exceeds the Purchase Price. Notwithstanding the foregoing, if as a result of the occurrence of any event giving rise to a Credit Adjustment, Purchaser is required to deposit funds into the Special Funding Account pursuant to Section 3.09 of the Transfer and Servicing Agreement, Seller shall pay Purchaser an amount equal to such required deposit in immediately available funds on or before the date Purchaser is required to make such deposit to the Special Funding Account.

         Section 3.03. Capital Contribution. Simultaneously with the closing of the Purchaser of the private placement of the Offered Notes, the Seller shall make a capital contribution to the Purchaser of $55,101,763 in consideration of a membership interest in the Purchaser.

                                  ARTICLE FOUR

                         REPRESENTATIONS AND WARRANTIES

         Section 4.01. Representations and Warranties of the Seller.

         (a) The Seller hereby represents and warrants to, and agrees with, the Purchaser as of the date of this Agreement, as of the Closing Date and on each Addition Date, that:

                  (i) Organization and Good Standing. The Seller is a federal savings bank validly existing under the laws of the United States of America, with power and authority to own its properties and conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority and legal right to acquire, own and sell the Receivables. The Seller is a member of the Federal Deposit Insurance Corporation.

                  (ii) Due Qualification. The Seller is duly qualified to do business and has obtained all necessary licenses and approvals in each jurisdiction in which the failure to so qualify or to obtain such licenses and approvals would, in the reasonable judgment of the Seller, materially and adversely affect the performance by the Seller of its obligations under this Agreement and the Receivables Purchase Agreements, or the validity or enforceability of this Agreement, the Receivables Purchase Agreements or the Receivables.

                  (iii) Power and Authority. The Seller has the power and authority to execute, deliver and perform its obligations under this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement, each Receivables Purchase Agreement, any other document or instrument delivered pursuant hereto, including any Supplemental Conveyance, to which the Seller is a party (the "Conveyance Papers") and the sale of the Receivables has been duly authorized by it by all necessary corporate action.

                  (iv) No Violation. The execution, delivery and performance by the Seller of this Agreement, each Receivables Purchase Agreement, each Conveyance Paper and the sale of the Receivables, the consummation of the transactions contemplated hereby and by the Receivables Purchase Agreements and the fulfillment of the terms hereof and thereof will not conflict with, result in a breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, its charter or bylaws, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, agreement or other instrument to which it is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to its knowledge, any order, rule or regulation applicable to it of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or its properties, which breach, default, conflict, Lien or violation would have a material adverse effect on the Seller's earnings, business affairs or business prospects or the Receivables.

                  (v) No Proceedings. There are no proceedings or investigations pending, or to the best knowledge of the Seller, threatened against the Seller, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties: (A) asserting the invalidity of this Agreement, the Receivables Purchase Agreements or the Conveyance Papers, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement, the Receivables Purchase Agreements or the Conveyance Papers, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under this Agreement, the Receivables Purchase Agreements or Conveyance Papers or (D) seeking to affect adversely the income tax attributes of the Trust under federal or applicable state income or franchise tax systems.

                  (vi) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or any Governmental Authority required in connection with the execution and delivery by Seller of this Agreement or any of the Conveyance Papers and the performance of the transactions contemplated by this Agreement or any of the Conveyance Papers by Seller have been obtained.

                  (vii) Insolvency. Seller is not insolvent and no Insolvency Event with respect to Seller has occurred, and the transfer of the Receivables and Purchased Assets by Seller to Purchaser contemplated hereby has not been made in contemplation of such insolvency or Insolvency Event.

         (b) The representations and warranties set forth in this Section shall survive the transfer and assignment of the Receivables to the Purchaser. Upon discovery by the Seller or the Purchaser of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice to the other party, the Owner Trustee and the Indenture Trustee within three Business Days following such discovery.

         Section 4.02. Representations and Warranties as to the Agreement and the Receivables.

         (a) Representations and Warranties. The Seller hereby represents and warrants to the Purchaser as of the date of this Agreement and as of the Closing Date with respect to the Initial Accounts (and the Receivables arising therein), and, with respect to Additional Accounts (and the Receivables arising therein), as of the related Addition Date that:

                  (i) this Agreement and, in the case of Supplemental Accounts, the related Supplemental Conveyance, each constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable Debtor Relief Laws or general principles of equity;

                  (ii) as of the Initial Cut-Off Date, with respect to the Initial Accounts (and the Receivables arising therein) and as of the related Addition Cut-Off Date with respect to Additional Accounts (and the Receivables arising therein), Schedule 1 to this Agreement, as supplemented to such date, is an accurate and complete listing in all material respects of all the Accounts relating to Receivables as of the Initial Cut-Off Date or such Addition Cut-Off Date, as the case may be, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Initial Cut-Off Date or such applicable Addition Cut-Off Date, as the case may be;

                  (iii) each Receivable conveyed to the Purchaser by the Seller has been conveyed to the Purchaser free and clear of any Lien of any Person claiming through or under the Seller or any of its Affiliates (other than Liens permitted under Section 5.01(b)) and in compliance with all Requirements of Law applicable to the Seller;

                  (iv) all authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the conveyance by the Seller of the Receivables to the Purchaser have been duly obtained, effected or given and are in full force and effect;

                  (v) this Agreement or, in the case of Supplemental Accounts, the related Supplemental Conveyance, upon execution and delivery by the Seller, constitutes an absolute sale, transfer and assignment to the Purchaser of all right, title and interest of the Seller in the Receivables and other Purchased Assets conveyed to the Purchaser by the Seller and the proceeds thereof and Recoveries identified as relating to the Receivables conveyed to the Purchaser by the Seller or, if this Agreement or, in the case of Supplemental Accounts, the related Supplemental Conveyance, does not constitute a sale of such property, it constitutes a grant of a first priority perfected "security interest" (as defined in the UCC) in such property to the Purchaser, which, in the case of Receivables in Initial Accounts and the proceeds thereof and Recoveries, is enforceable upon execution and delivery of this Agreement, or, with respect to then existing Receivables in Additional Accounts, as of the applicable Addition Date, and which will be enforceable with respect to such Receivables hereafter and thereafter created and the proceeds thereof upon such creation; and upon the filing of the financing statements and, in the case of Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Purchaser shall have a first priority perfected security or ownership interest in such property and proceeds;

                  (vi) on the Initial Cut-Off Date, each Initial Account specified in Schedule 1 with respect to the Seller is an Eligible Account and, on the applicable Addition Cut-Off Date, each related Additional Account specified in Schedule 1 with respect to the Seller is an Eligible Account;

                  (vii) on the Initial Cut-Off Date, each Receivable in Initial Accounts conveyed to the Purchaser by the Seller is an Eligible Receivable and, on the applicable Addition Cut-Off Date, each Receivable conveyed in the related Additional Accounts conveyed to the Purchaser by the Seller is an Eligible Receivable;

                  (viii) as of the date of the creation of any new Receivable transferred to the Purchaser by the Seller, such Receivable is an Eligible Receivable; and

                  (ix) the Seller has used random selection procedures and no selection procedures believed by the Seller to be materially adverse to the interests of the Noteholders have been used in selecting Accounts relating to Receivables.

         (b) Notice of Breach. The representations and warranties set forth in this Section shall survive the transfer and assignment of the Receivables to the Purchaser and the transfer and assignment by the Purchaser of the Receivables to the Issuer. Upon discovery by either the Seller or the Purchaser of a breach of any of the representations and warranties set forth in this Section, the party discovering such breach shall give written notice to the other party, the Owner Trustee and the Indenture Trustee within three Business Days following such discovery; provided that the failure to give notice within three Business Days does not preclude subsequent notice. The Seller hereby acknowledges that the Purchaser intends to rely on the representations hereunder in connection with representations made by the Purchaser to secured parties, assignees or subsequent transferees including transfers made by the Purchaser to the Trust pursuant to the Transfer and Servicing Agreement and the pledge by the Trust to the Indenture Trustee pursuant to the Indenture and that the Owner Trustee and the Indenture Trustee may enforce such representations directly against the Seller.

         Section 4.03. Representations and Warranties of the Purchaser.

         (a) As of the Closing Date and each Addition Date, the Purchaser hereby represents and warrants to, and agrees with, the Seller that:

                  (i) Organization and Good Standing. The Purchaser has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority and legal right to acquire, own and purchase the Receivables.

                  (ii) Due Qualification. The Purchaser is duly qualified to do business as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in each jurisdiction in which the failure to so qualify or to obtain such licenses and approvals would, in the reasonable judgment of the Purchaser, materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement.

                  (iii) Power and Authority. The Purchaser has the power and authority to execute, deliver and perform its obligations under this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement and the Conveyance Papers has been duly authorized by the Purchaser by all necessary limited liability company action.

                  (iv) No Violation. The execution, delivery and performance by the Purchaser of this Agreement and the Conveyance Papers and of the purchase of the

         Receivables and the consummation of the transactions contemplated hereby and by the Conveyance Papers and the fulfillment of the terms hereof and thereof does not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the limited liability company agreement of the Purchaser, nor conflict with or violate any of the material terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, agreement or other instrument to which the Purchaser is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or any order, rule or regulation applicable to the Purchaser of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties, which breach, default, conflict, Lien or violation would have a material adverse effect on the earnings, business affairs or business prospects of the Purchaser or on the ability of the Purchaser to perform its obligations under this Agreement.

                  (v) No Proceedings. There are no proceedings or investigations pending, or to the best knowledge of the Purchaser, threatened against the Purchaser, before any Governmental Authority having jurisdiction over the Purchaser or its properties: (A) asserting the invalidity of this Agreement or any Conveyance Papers, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under this Agreement or the Conveyance Papers or (D) seeking to affect adversely the income tax attributes of the Trust under federal or applicable state income or franchise tax systems.

                  (vi) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or any Governmental Authority required in connection with the execution and delivery by Purchaser of this Agreement or any of the Conveyance Papers and the performance of the transactions contemplated by this Agreement or any of the Conveyance Papers by Purchaser have been obtained, effected or given and are in full force and effect.

         (b) The representations and warranties set forth in this Section shall survive the Conveyance of the Receivables to the Purchaser. Upon discovery by the Purchaser or the Seller of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other party, the Owner Trustee and the Indenture Trustee.

                                  ARTICLE FIVE

                                    COVENANTS

         Section 5.01. Covenants of the Seller. The Seller hereby covenants and agrees with the Purchaser as follows:

                  (a) Receivables Not to be Evidenced by Promissory Notes. Except in connection with its enforcement or collection of any Receivable, the Seller will take no action to cause any Receivable conveyed by it to the Purchaser to be evidenced by any instrument (as defined in the UCC) and if any Receivable is so evidenced (whether or not in connection with the enforcement or collection of a Receivable), it shall be deemed to be an Ineligible Receivable and shall be reassigned to the Seller in accordance with Section 6.01(b).

                  (b) Security Interests. Except for the conveyances hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any Receivable conveyed by it to the Purchaser, whether now existing or hereafter created, or any interest therein, and the Seller shall defend the right, title and interest of the Purchaser in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Receivables transferred by it to the Purchaser any Liens for municipal or other local taxes if such taxes shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

                  (c) Account Allocations. In the event that the Seller is unable for any reason to transfer Receivables to the Purchaser in accordance with the provisions of this Agreement (including by reason of the application of the provisions of Section 8.02 or any order of any Governmental Authority), then the Seller agrees (except as prohibited by any such order) to allocate and pay to the Purchaser, after the date of such inability, all amounts in the manner by which the Purchaser will allocate and pay such amounts to the Trust after such inability by the Purchaser to transfer Receivables to the Trust pursuant to Section 2.11 of the Transfer and Servicing Agreement.

                  (d) Delivery of Collections or Recoveries. In the event that the Seller receives Collections or Recoveries, the Seller agrees to pay to the Purchaser (or to the Servicer if the Purchaser so directs) all such Collections and Recoveries as soon as practicable after receipt thereof but in no event later than two Business Days after the Date of Processing thereof.

                  (e) Notice of Liens. The Seller shall notify the Purchaser promptly after becoming aware of any Lien on any Receivable (or on the underlying receivable) other than the conveyances hereunder, under any Receivables Purchase Agreements, under the Transfer and Servicing Agreement or under the Indenture.

                  (f) Continuous Perfection. The Seller shall not change its name, identity or structure in any manner that might cause any financing or continuation statement filed pursuant to this Agreement to be seriously misleading unless the Seller shall have delivered to the Purchaser at least 30 days' prior written notice thereof and, no later than 30 days after making such change, shall have taken all action necessary or advisable to amend such financing statement or continuation statement so that it is not misleading. The Seller shall not change the jurisdiction under whose laws it is organized, its chief execution office or change the location of its principal records concerning the Receivables unless it has delivered to the Purchaser at least 30 days' prior written notice of its intention to do so and has taken such action as is necessary or advisable to cause the interest of the Purchaser in the Receivables and other Purchased Assets to continue to be perfected with the priority required by this Agreement.

                  (g) Interchange. With respect to any Distribution Date, on or prior to the immediately preceding Determination Date, the Servicer shall notify the Seller of the amount of Interchange required to be included as Collections of Finance Charge Receivables with respect to such Monthly Period, which amount for any Series shall be specified in the related Indenture Supplement. Not later than 1:00 p.m., New York City time, on the related Transfer Date, the Seller shall deposit, or cause to be deposited, into the Collection Account, in immediately available funds, the amount of the Interchange to be so included as Collections of Finance Charge Receivables with respect to such Monthly Period.

         Section 5.02. Covenants of the Seller with Respect to Receivables Purchase Agreements. The Seller, in its capacity as purchaser of Receivables from the Account Owner pursuant to the Receivables Purchase Agreements between the Seller and the Account Owner, hereby covenants that it will at all times enforce the covenants and agreements of the Account Owner in such Receivables Purchase Agreements, including covenants substantially to the effect set forth below:

                  (a) Periodic Rate Finance Charges. Except (i) as otherwise required by any Requirements of Law or (ii) as is deemed by the Account Owner to be necessary in order for it to maintain its credit card business on a competitive basis based on a good faith assessment by it of the nature of the competition in the credit card business, it shall not at any time reduce the annual percentage rate of the Periodic Rate Finance Charges assessed on the Receivables transferred by it to the Purchaser or other fees charged on any of the Accounts owned by it if either (A) as a result of any such reduction, such Account Owner's reasonable expectation is that such reduction will cause a Pay Out Event or Event of Default to occur or (B) such reduction is not also applied to all comparable segments of the VISA(R) or other retail consumer revolving credit card accounts owned by such Account Owner which have characteristics the same as, or substantially similar to, such Accounts.

                  (b) Credit Card Agreements and Guidelines. Subject to compliance with all Requirements of Law and Section 5.02(a), the Account Owner may change the terms and provisions of the Credit Card Agreements or the Credit Card Guidelines with respect to any of the Accounts owned by it in any respect (including the calculation of the amount or the timing of charge-offs and the Periodic Rate Finance Charges and other fees to be assessed thereon) only if such change is made applicable to all comparable segments of the VISA(R) or other retail consumer revolving credit card accounts owned by such Account Owner which have characteristics the same as, or substantially similar to, such Accounts. Notwithstanding the foregoing, unless required by Requirements of Law or as permitted by Section 5.02(a), no Account Owner will take any action with respect to the Credit Card Agreements or the Credit Card Guidelines, which, at the time of such action, the Account Owner reasonably believes will have a material adverse effect on the Noteholders.

         The Seller further covenants that it will not enter into any amendments to the Receivables Purchase Agreements or enter into a new Receivables Purchase Agreement unless the Rating Agency Condition has been satisfied.

         The Purchaser covenants that it will provide the Seller with such information as the Seller may reasonably request to enable the Seller to determine compliance with the covenants contained in Section 5.02(b).

                                  ARTICLE SIX

                              REPURCHASE OBLIGATION

         Section 6.01. Reassignment of Ineligible Receivables.

         (a) In the event any representation or warranty under Section 4.02(a)(ii), (iii), (iv), (vi), (vii), (viii) or (ix) is not true and correct in any material respect as of the date specified therein with respect to any Receivable or the related Account and as a result of such breach the Purchaser is required to accept reassignment of Ineligible Receivables previously sold by the Seller to the Purchaser pursuant to Section 2.05(a) of the Transfer and Servicing Agreement, the Seller shall accept reassignment of such Ineligible Receivables on the terms and conditions set forth in Section 6.01(b).

         (b) The Seller shall accept reassignment of any Ineligible Receivables previously sold by the Seller to the Purchaser from the Purchaser on the date on which such reassignment obligation arises, and shall pay for such reassigned Ineligible Receivables by paying to the Purchaser, not later than 3:00 p.m., New York City time, on such date, an amount equal to the product of (i) 100% and
(ii) the sum of (A) the unpaid principal balance of such Ineligible Receivables plus (B) accrued and unpaid finance charges at the annual percentage rate applicable to such Receivables from the last date billed through the end of the Monthly Period in which such reassignment obligation arises. Upon reassignment of such Ineligible Receivables, the Purchaser shall automatically and without further action be deemed to sell, transfer, assign, set-over and otherwise convey to the Seller, without recourse, representation or warranty, all the right, title and interest of the Purchaser in and to such Ineligible Receivables, all Recoveries related thereto, all monies and amounts due or to become due with respect thereto and all proceeds thereof; and such reassigned Ineligible Receivables shall be treated by the Purchaser as collected in full as of the date on which they were transferred. The Purchaser shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Seller to effect the conveyance of such Ineligible Receivables and other property pursuant to this subsection.

         Section 6.02. Reassignment. In the event any representation or warranty set forth in Section 4.01(a) or (c) or Section 4.02(a)(i) or (v) is not true and correct in any material respect and as a result of such breach the Purchaser is required to accept a reassignment of the Receivables previously sold by the Seller to the Purchaser pursuant to Section 2.06 of the Transfer and Servicing Agreement, the Seller shall be obligated to accept a reassignment of such Receivables on the terms set forth below.

         The Seller shall pay to the Purchaser by depositing in the Collection Account in immediately available funds, not later than 1:00 p.m., New York City time, two Business Days after which such reassignment obligation arises, in payment for such reassignment, an amount equal to the amount specified in
Section 2.06 of the Transfer and Servicing Agreement. Upon reassignment of the Receivables on such Transfer Date, the Purchaser shall automatically and without further action be deemed to sell, transfer, assign, set-over and otherwise convey to the Seller, without recourse, representation or warranty, all the right, title and interest of the Purchaser in and to the Receivables, all Recoveries related thereto and all monies and amounts due or to become due with respect thereto and all proceeds thereof. The Purchaser shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Seller to effect the conveyance of such property pursuant to this Section.

                                 ARTICLE SEVEN

                              CONDITIONS PRECEDENT

         Section 7.01. Conditions to the Purchaser's Obligations Regarding Initial Receivables. The obligations of the Purchaser to purchase the Receivables in the Initial Accounts on the Closing Date shall be subject to the satisfaction of the following conditions:

                  (a) all representations and warranties of the Seller contained in this Agreement shall be true and correct on the Closing Date with the same effect as though such representations and warranties had been made on such date;

                  (b) all information concerning the Initial Accounts provided to the Purchaser shall be true and correct as of the Initial Cut-Off Date in all material respects;

                  (c) the Seller shall have (i) delivered to the Purchaser a computer file or microfiche list containing a true and complete list of all Initial Accounts identified by account number and by the Receivables balance as of the Initial Cut-Off Date and (ii) substantially performed all other obligations required to be performed by the provisions of this Agreement;

                  (d) the Seller shall have recorded and filed, at its expense, any financing statement with respect to the Receivables (other than Receivables in Additional Accounts) now existing and hereafter created for the transfer of accounts (as defined in the applicable UCC) meeting the requirements of applicable law in such manner and in such jurisdictions as would be necessary to perfect the sale of and security interest in the Receivables from the Seller to the Purchaser, and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to the Purchaser;

                  (e) on or before the Closing Date, (i) the Purchaser and the Owner Trustee shall have entered into the Trust Agreement, (ii) the Purchaser, the Bank, the Indenture Trustee and the Trust shall have entered into the Transfer and Servicing Agreement, (iii) the Trust and the Indenture Trustee shall have entered into the Indenture and (iv) the closing under all such agreements shall take place simultaneously with the initial closing hereunder; and

                  (f) all corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Purchaser, and the Purchaser shall have received from the Seller copies of all documents (including records of corporate proceedings) relevant to the transactions herein contemplated as the Purchaser may reasonably have requested.

         Section 7.02. Conditions Precedent to the Seller's Obligations. The obligations of the Seller to sell Receivables in the Initial Accounts on the Closing Date shall be subject to the satisfaction of the following conditions:

                  (a) all representations and warranties of the Purchaser contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date;

                  (b) payment or provision for payment of the Purchase Price in accordance with the provision of Section 3.01 shall have been made; and

                  (c) all corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Seller, and the Seller shall have received from the Purchaser copies of all documents (including records of corporate proceedings) relevant to the transactions herein contemplated as the Seller may reasonably have requested.

                                 ARTICLE EIGHT

                          TERM AND PURCHASE TERMINATION

        Section 8.01. Term. This Agreement shall commence as of the date of execution and delivery hereof and shall continue until at least the termination of the Trust as provided in Article Eight of the Trust Agreement. Thereafter, this Agreement may be terminated by the mutual agreement of the parties hereto.

        Section 8.02. Purchase Termination. If an Insolvency Event occurs with respect to the Seller, then the Seller shall immediately cease to transfer Principal Receivables to the Purchaser and shall promptly give notice to the Purchaser, the Owner Trustee and the Indenture Trustee of such Insolvency Event. Notwithstanding any cessation of the transfer to the Purchaser of additional Principal Receivables, Principal Receivables transferred to the Purchaser prior to the occurrence of such Insolvency Event and Collections in respect of such Principal Receivables and Finance Charge Receivables whenever created, accrued in respect of such Principal Receivables, shall continue to be property of the Purchaser available for transfer by the Purchaser to the Trust pursuant to the Transfer and Servicing Agreement.

                                  ARTICLE NINE

                            MISCELLANEOUS PROVISIONS

         Section 9.01. Amendment. This Agreement and any Conveyance Papers and the rights and obligations of the parties hereunder and thereunder may not be changed orally, but only by an instrument in writing signed by the Purchaser and the Seller in accordance with this Section. This Agreement and any Conveyance Papers may be amended from time to time by the Purchaser and the Seller (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or in any such other Conveyance Papers, (iii) to add any other provisions with respect to matters or questions arising under this Agreement or any Conveyance Papers which shall not be inconsistent with the provisions of this Agreement or any Conveyance Papers,
(iv) to change or modify the Purchase Price and (v) to change, modify, delete or add any other obligation of the Seller or the Purchaser; provided, however, that no amendment pursuant to clause (ii), (iii), (iv) or (v) shall be effective unless the Seller and the Purchaser have been notified in writing that the Rating Agency Condition has been satisfied; provided further that the Seller shall have delivered to the Purchaser an Officer's Certificate, dated the date of such action, stating that the Seller reasonably believes that such action will not have an Adverse Effect unless the Owner Trustee and the Indenture Trustee shall consent thereto. Any reconveyance executed in accordance with the provisions hereof shall not be considered to be an amendment to this Agreement. A copy of any amendment to this Agreement shall be sent to the Rating Agency.

         Section 9.02. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1041 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 9.03. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all demands, notices, instruction, directions and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at, mailed by registered mail, return receipt requested or sent by facsimile transmission to (i) in the case of the Seller, 7320 East Butherus Drive, Suite 100, Scottsdale, Arizona 85260-2438, Attention:
Legal Department (facsimile no. (303) 397-4767), (ii) in the case of the Purchaser, 13531 East Caley Avenue, Englewood, Colorado 80111, Attention: Legal Department (facsimile no. (303) 397-4767), (iii) in the case of the Owner Trustee, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration (facsimile no. (302) 651-1576), (iv) in the case of the Indenture Trustee, 1740 Broadway, Denver, Colorado 80274-8693, Attention: Corporate Trust and Escrow Services (facsimile no. (303) 863-5645); or (v) as to each party, at such other address or facsimile number as shall be designated by such party in a written notice to each other party.

         Section 9.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement or any Conveyance Paper shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement or any Conveyance Paper and shall in no way affect the validity or enforceability of the remaining covenants, agreements, provisions or terms of this Agreement or of any Conveyance Paper.

         Section 9.05. Merger, Consolidation of, or Assignment of Obligations of Seller.

         (a) The Seller shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person unless:

                  (i) the Person formed by such consolidation or into which the Seller is merged or the Person which acquires by conveyance or transfer the properties and assets of Seller substantially as an entirety shall be, if the Seller is not the surviving entity, an entity organized and existing under the laws of the United States or any State and if the Seller is not the surviving entity, such entity expressly assumes, by an agreement supplemental hereto, executed and delivered to the Purchaser and the Indenture Trustee in form reasonably satisfactory to the Purchaser and the Indenture Trustee, the performance of every covenant and obligation of the Seller hereunder;

                  (ii) the Seller has delivered to the Purchaser and the Indenture Trustee (A) an Officer's Certificate stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section and that all conditions precedent herein provided for relating to such transaction have been complied with and (B) an Opinion of Counsel to the effect that such supplemental agreement is a valid and binding obligation of such surviving entity enforceable against such surviving entity in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

                  (iii) the Seller shall have delivered to the Purchaser and Indenture Trustee and each Rating Agency a Tax Opinion, dated the date of such consolidation, merger, conveyance or transfer; and

                  (iv) if the Seller is not the surviving entity, the surviving entity shall file new UCC-1 financing statements with respect to the interest of the purchaser in the Receivables.

         (b) This Section shall not be construed to prohibit or in any way limit the Seller's ability to effectuate any consolidation or merger pursuant to which the Seller would be the surviving entity.

         (c) The Seller shall notify each Rating Agency promptly after any consolidation, merger, conveyance or transfer effected pursuant to this Section;

         (d) The obligations of the Seller hereunder shall not be assignable nor shall any Person succeed to the obligations of the Seller hereunder except in each case in accordance with

(i) the provisions of the foregoing paragraphs or (ii) conveyances, mergers, consolidations, assumptions, sales or transfers to other entities (A) for which the Seller delivers an Officer's Certificate to the Purchaser and the Indenture Trustee indicating that the Seller reasonably believes that such action will not adversely affect in any material respect the interests of the Purchaser or any Noteholder, (B) which meet the requirements of clause (ii) of paragraph (a) and
(C) for which such purchaser, transferee, pledgee or entity shall expressly assume, in an agreement supplemental hereto, executed and delivered to the Purchaser and the Indenture Trustee in writing in form satisfactory to the Seller and the Indenture Trustee, the performance of every covenant and obligation of the Seller thereby conveyed.

         Section 9.06. Acknowledgement and Agreement of the Seller. By execution below, the Seller expressly acknowledges and agrees that all of the Purchaser's right, title, and interest in, to, and under this Agreement, including all of the Purchaser's right, title, and interest in and to the Receivables purchased pursuant to this Agreement, may be assigned by the Purchaser to the Trust, and a security interest therein may be granted by the Trust to the Indenture Trustee for the benefit of the beneficiaries of the Trust, including the Noteholders, and the Seller consents to such assignment and grant. The Seller further agrees that notwithstanding any claim, counterclaim, right of setoff or defense which it may have against the Purchaser, due to a breach by the Purchaser of this Agreement or for any other reason, and notwithstanding the bankruptcy of the Purchaser or any other event whatsoever, the Seller's sole remedy shall be a claim against the Purchaser for money damages, and then only to the extent of funds available to the Purchaser, and in no event shall the Seller assert any claim on or any interest in the Receivables or any proceeds thereof or take any action which would reduce or delay receipt by the Trust of collections with respect to the Receivables. Additionally, the Seller agrees that any amounts payable by the Seller to the Purchaser hereunder which are to be paid by the Purchaser to the Indenture Trustee shall be paid by the Seller, on behalf of the Purchaser, directly to the Indenture Trustee.

         Section 9.07. Further Assurances. The Purchaser and the Seller agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party and their respective permitted successors and assigns, the Owner Trustee or the Indenture Trustee more fully to effect the purposes of this Agreement and the Conveyance Papers, including the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

         Section 9.08. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Purchaser or the Seller, any right, remedy, power or privilege under this Agreement, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided under this Agreement are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

         Section 9.09. Counterparts. This Agreement and all Conveyance Papers may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

         Section 9.10. Third-Party Beneficiaries. This Agreement and the Conveyance Papers will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Trust and the Indenture Trustee shall be considered third-party beneficiaries of this Agreement. Except as otherwise expressly provided in this Agreement, no other Person will have any right or obligation hereunder.

         Section 9.11. Merger and Integration. Except as specifically stated otherwise herein, this Agreement and the Conveyance Papers set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Conveyance Papers. This Agreement and the Conveyance Papers may not be modified, amended, waived or supplemented except as provided herein.

         Section 9.12. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 9.13. Schedules and Exhibits. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

         Section 9.14. Survival of Representations and Warranties. All representations, warranties and agreements contained in this Agreement or contained in any Supplemental Conveyance shall remain operative and in full force and effect and shall survive conveyance of the Receivables by the Purchaser to the Trust pursuant to the Transfer and Servicing Agreement and the grant of a security interest therein by the Trust to the Indenture Trustee pursuant to the Indenture.

         Section 9.15. Nonpetition Covenant. To the fullest extent permitted by law, notwithstanding any prior termination of this Agreement, the Seller shall not, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause the Purchaser or the Trust to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Purchaser or the Trust under any Debtor Relief Law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Purchaser or the Trust or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Purchaser or the Trust.

         IN WITNESS WHEREOF, the Purchaser and the Seller have caused this Receivables Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                                      NORDSTROM fsb,
                                      as Seller

                                      By: /s/ Denny D. Dumler
                                          --------------------------------------
                                          Name: Denny D. Dumler
                                          Title: President

                                      NORDSTROM CREDIT CARD RECEIVABLES LLC,
                                                                     as Servicer

                                      By: /s/ Kevin T. Knight
                                          --------------------------------------
                                          Name: Kevin T. Knight
                                          Title: President

                                                                       EXHIBIT A

                        FORM OF SUPPLEMENTAL CONVEYANCE

      (As required by Section 2.03 of the Receivables Purchase Agreement)

         This Supplemental Conveyance No. ___ dated as of ____________, 200_, is between Nordstrom fsb, as seller (the "Seller"), and Nordstrom Credit Card Receivables LLC, as purchaser (the "Purchaser"), pursuant to the Receivables Purchase Agreement referred to below.

         WHEREAS, the Seller and the Purchaser are parties to a receivables purchase agreement, dated as of April 1, 2002 (as such agreement may have been amended or supplemented from time to time, the "Receivables Purchase Agreement");

         WHEREAS, pursuant to the Receivables Purchase Agreement, the Seller wishes to designate Additional Accounts to be included as Accounts and the Seller wishes to convey its right, title and interest in the Receivables of such Additional Accounts, whether now existing or hereafter created, to the Purchaser pursuant to the Receivables Purchase Agreement (as each such term is defined in the Receivables Purchase Agreement); and

         WHEREAS, the Purchaser is willing to accept such designation and conveyance subject to the terms and conditions hereof.

         NOW, THEREFORE, the Seller and the Purchaser hereby agree as follows:

         1. Defined Terms. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Receivables Purchase Agreement.

         "Addition Date" means, with respect to the Additional Accounts designated hereby __________ ___, ____.

         "Addition Cut-Off Date" means, with respect to the Additional Accounts designated hereby, __________ ___, ____.

         2. Designation of Additional Accounts. The Seller delivers herewith a computer file or microfiche list containing a true and complete schedule identifying all such Additional Accounts (the "Additional Accounts") and specifying for each such Additional Account, as of the Addition Cut-Off Date, its account number, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables in such Account. Such computer file, microfiche list or other documentation shall be as of the date of this Supplemental Conveyance incorporated into and made part of this Supplemental Conveyance and is marked as Schedule 1 to this Supplemental Conveyance.

         3. Conveyance of Receivables.

                  (a) The Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse except as provided in the Receivables Purchase

         Agreement, all its right, title and interest in, to and under the Receivables arising in such Additional Accounts, existing at the close of business on the Addition Cut-Off Date and thereafter created until termination of the Receivables Purchase Agreement, all Interchange and Recoveries with respect to such Receivables, all monies due or to become due and all amounts received or receivable with respect thereto and all proceeds thereof.

                  (b) In connection with such sale and if necessary, the Seller agrees to record and file, at its own expense, one or more financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables, existing on the Addition Cut-Off Date and thereafter created, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of and the security interest in the Receivables to the Purchaser, and to deliver a file-stamped copy of such financing statement or other evidence of such filing to the Purchaser.

                  (c) In connection with such sale, the Seller further agrees, at its own expense, on or prior to the date of this Supplemental Conveyance, to indicate in the appropriate computer files or microfiche list that all Receivables created in connection with the Additional Accounts designated hereby have been conveyed to the Purchaser pursuant to this Supplemental Conveyance.

         4. Acceptance by the Purchaser. The Purchaser hereby acknowledges its acceptance of all right, title and interest to the property, existing on the Addition Cut-Off Date and thereafter created, conveyed to the Purchaser pursuant to Section 3(a) and declares that it shall maintain such right, title and interest. The Purchaser further acknowledges that, prior to or simultaneously with the execution and delivery of this Supplemental Conveyance, the Seller delivered to the Purchaser the computer file or microfiche list described in
Section 2.

         5. Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Purchaser as of the date of this Supplemental Conveyance and as of the Addition Date that:

            (a) Legal, Valid and Binding Obligation. This Supplemental Conveyance constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable Debtor Relief Laws or general principles of equity.

            (b) Eligibility of Accounts. On the Addition Cut-Off Date, each Additional Account designated hereby is an Eligible Account.

            (c) No Liens. Each Receivable in an Additional Account designated hereby has been conveyed to the Purchaser free and clear of any Lien and each underlying receivable is free and clear of all Liens.

            (d) Eligibility of Receivables. On the Addition Cut-Off Date, each Receivable existing in an Additional Account designated hereby is an Eligible Receivable and as of the date of creation of any Receivable in an Additional Account designated hereby, such Receivable is an Eligible Receivable.

            (e) Selection Procedures. Each Account has been randomly selected and no selection procedures believed by the Seller to be adverse to the interests of the Purchaser or the Noteholders were utilized in selecting the Additional Accounts.

            (f) Transfer of Receivables. This Supplemental Conveyance constitutes an absolute sale, transfer and assignment to the Purchaser of all right, title and interest of the Seller in the Receivables arising in the Additional Accounts designated hereby existing on the Addition Cut-Off Date or thereafter created, the Recoveries with respect thereto, all monies due or to become due and all amounts received with respect thereto and the "proceeds" (including "proceeds" as defined in Article 9 of the UCC) thereof.

            (g) No Conflict. The execution and delivery of this Supplemental Conveyance, the performance of the transactions contemplated by this Supplemental Conveyance and the fulfillment of the terms hereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it or its properties are bound.

            (h) No Violation. The execution and delivery of this Supplemental Conveyance by the Seller, the performance of the transactions contemplated by this Supplemental Conveyance and the fulfillment of the terms hereof applicable to the Seller will not conflict with or violate any Requirements of Law applicable to the Seller.

            (i) No Proceedings. There are no proceedings or investigations, pending or, to the best knowledge of the Seller, threatened, against the Seller before any Governmental Authority (i) asserting the invalidity of this Supplemental Conveyance, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Supplemental Conveyance, (iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Supplemental Conveyance or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Supplemental Conveyance.

            (j) All Consents. All authorizations, consents, orders or approvals of any Governmental Authority required to be obtained by the Seller in connection with the execution and delivery of this Supplemental Conveyance by the Seller and the performance of the transactions contemplated by this Supplemental Conveyance by the Seller, have been obtained.

         6. Ratification of the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby ratified, and all references to the "Receivables Purchase Agreement", "this Agreement" and "herein" shall be deemed from and after the Addition Date to be a reference to the Receivables Purchase Agreement as supplemented by this Supplemental Conveyance.

Except as expressly amended hereby, all the representations, warranties, terms, covenants and conditions of the Receivables Purchase Agreement shall remain unamended and shall continue to be, and shall, remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or consent to non-compliance with any term or provision of the Receivables Purchase Agreement.

         7. Counterparts. This Supplemental Conveyance may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

         8. Governing Law. This Supplemental Conveyance shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations
Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         IN WITNESS WHEREOF, the undersigned have caused this Supplemental Conveyance to be duly executed and delivered by their respective duly authorized officers on the day and the year first above written.

                                       NORDSTROM fsb,
                                          as Seller

                                       By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                       NORDSTROM CREDIT CARD RECEIVABLES LLC,
                                          as Purchaser

                                       By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                   Schedule 1 to
                                                                    Supplemental
                                                                      Conveyance

                               Additional Accounts

                                                                      Schedule 1


                                List of Accounts

       [Delivered to the Owner Trustee and Indenture Trustee at Closing]



                                      S-1